SUPPLEMENT TO
                    UBS INTERNATIONAL EQUITY FUND PROSPECTUS,
                              DATED AUGUST 26, 1996

The New York Branch of Union Bank of Switzerland (the "Branch") has agreed to waive fees and reimburse UBS International Equity Fund (the "Fund") for any of its total operating expenses in order to reduce temporarily the Fund's total operating expenses (including expenses attributable to the operation of the UBS International Equity Portfolio) to an amount not to exceed 0.95% of the Fund's average daily net assets. The Branch may modify or discontinue this additional temporary expense reduction at its sole discretion.

Dated: December 27, 1996


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